UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 21, 2010

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 POWELL STREET, SUITE 600
EMERYVILLE, CALIFORNIA	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700

(Company’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 21, 2010, LECG Corporation, a Delaware corporation (the “Company”), and LECG Limited, the Company’s wholly owned indirect United Kingdom subsidiary (“LECG UK”), entered into a Business Sale Agreement (the “Business Sale Agreement”) with Bourne Business Consulting LLP (“Bourne LLP”) and Bourne Business Consulting Limited (together with Bourne LLP, “Bourne”), each incorporated and registered in England, and Philip Feibusch, Ian Mackie, Colette Moscati and Toni Dyson, each a partner of Bourne LLP (collectively, the “Bourne Partners”).

With its principal office in London, Bourne provides specialist taxation and consulting services to FTSE 100 and Fortune 500 companies and other blue chip corporations (the “Business”).

Under the terms of the Business Sale Agreement:

•                  LECG UK will purchase the intellectual property, goodwill and tangible assets, and assume certain contracts and office leases, of Bourne.

•                  The Bourne Partners and other employees of Bourne will become employees of LECG UK.

•                  The Bourne Partners will be subject to noncompetition and nonsolicitation covenants through June 30, 2014 and for 12 months thereafter.  The restrictive covenants will be reduced to 12 months following termination of employment for any Bourne Partner if his or her employment is terminated for any reason other than: voluntary resignation; or the service of notice to terminate based upon circumstances that justify summary dismissal.

•                  LECG UK will pay Bourne the following:

•                  Initial consideration of £2,000,000 on April 1, 2011;

•                  Subsequent consideration of £750,000 on July 1, 2011; and

•                  Contingent consideration, based on a share of the gross profit of the Business beyond pre-established threshold amounts, payable at regular intervals, if earned, over the period beginning on July 1, 2010 and ending on June 30, 2014.

•                  The Company will guarantee to Bourne the performance by LECG UK of its obligations in the Business Sale Agreement.

The acquisition is expected to close on July 2, 2010.

Item 7.01               Regulation FD Disclosure.

On June 22, 2010, the Company issued a press release announcing the execution of the Business Sale Agreement and related matters.  A copy of this press release is furnished with this current report as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued June 22, 2010 regarding the acquisition of the Bourne consulting business and related matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ Steve M. Samek
Steve M. Samek Chief Executive Officer

Date: June 25, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued June 22, 2010 regarding the acquisition of the Bourne consulting business and related matters.